Noncontrolling Interest	12 Months Ended
Dec. 31, 2020
Noncontrolling Interest [Abstract]
Noncontrolling Interest	16. NONCONTROLLING INTEREST We have both redeemable noncontrolling interest ("RNCI") and noncontrolling interest ("NCI") on our consolidated balance sheets. RNCI with redemption features that are not solely within our control are classified within temporary equity in the consolidated balance sheets and carried at redemption value, which is fair value. The change in fair value is recognized through retained earnings as if the balance sheet date were also the redemption date. In addition, we also have NCI, which does not have redemption features and is classified within equity in the consolidated balance sheets.
Redeemable Noncontrolling Interest
RNCI as of December 31, 2020 and 2019 comprised the ownership interests held by the Trident V Funds (39.3%) and the Dowling Funds (1.7%) in our subsidiary North Bay. As discussed in Note 5 - "Divestitures, Held-for-Sale Businesses and Discontinued Operations," North Bay owned our investments in Northshore, the holding company that owns Atrium and Arden, and SSHL, the holding company for the StarStone group.
The following is a reconciliation of the beginning and ending carrying amount of the equity attributable to the RNCI for the years ended December 31, 2020 and 2019:

	2020	2019
Balance at beginning of year	$438,791	$458,543
Capital contributions	—	13,127
Dividends paid	—	(11,556)
Net losses attributable to RNCI	(27,512)	(12,029)
Change in unrealized gains (losses) on AFS investments attributable to RNCI	1,517	(126)
Change in currency translation adjustments attributable to RNCI	(1,397)	10
Change in redemption value of RNCI	(46,224)	(9,178)
Cumulative effect of change in accounting principle attributable to RNCI (1)	261	—
Balance at end of year	$365,436	$438,791
(1) The Company adopted ASU 2016-13 and the related amendments on January 1, 2020. Refer to Note 2 - "Significant Accounting Policies" for further details.
We carried the RNCI at its estimated redemption value, which is fair value, as of December 31, 2020 and 2019. The decrease in the year ended December 31, 2020 included $27.5 million of net losses attributable to RNCI primarily arising on StarStone and which result from COVID-19 related net underwriting losses and exit costs associated with the decision to place StarStone International into run-off, partially offset by the gain on sale of StarStone U.S.; and $46.2 million due to change in redemption value. The redemption value decreased as a result of the StarStone International Run-Off decision and the agreement to sell both StarStone U.S and Northshore.
Following the completion of the Atrium Exchange Transaction on January 1, 2021, as described in Note 5 - "Divestitures, Held-for-Sale Businesses and Discontinued Operations," we will deconsolidate the RNCI relating to Northshore in the first quarter of 2021, and thereafter the remaining RNCI will be for StarStone International.
Refer to Note 23 - "Commitments and Contingencies" for additional information regarding RNCI.Noncontrolling InterestAs of December 31, 2020 and 2019, we had $13.6 million and $14.2 million, respectively, of NCI primarily related to external interests in three of our subsidiaries. A reconciliation of the beginning and ending carrying amount of the equity attributable to NCI is included in the consolidated statement of changes in shareholders equity.